UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Louisiana St., Suite 1500

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(832) 538-0300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Halcón Resources Corporation	Common Stock, par value $0.0001 per share	HKRS	OTC Pink

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 22, 2019, Halcón Resources Corporation (the “Company”) was notified by the New York Stock Exchange (“NYSE”) that due to “abnormally low” trading price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual, the NYSE has determined to commence delisting proceedings to delist its common stock and warrants exercisable for common stock. Trading in the Company’s securities was suspended on July 22, 2019.

On July 23, 2019, the common stock and warrants of the Company commenced trading on the OTC Pink marketplace under the symbols “HKRS” and “HKRSW,” respectively. The OTC Pink is a significantly more limited market than the NYSE, and quotation on the OTC Pink may result in a less liquid market available for existing and potential stockholders to trade the common stock and warrants and could further depress the trading price of the common stock.  The Company can provide no assurance that its common stock or warrants will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common stock and warrants on this market, whether the trading volume of the Company’s common stock and warrants will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock and warrants may be blocked by OTC Markets Group in the future.

Item 7.01  Regulation FD Disclosure

On July 23, 2019, the Company issued a press release with respect to the NYSE’s suspension of trading and commencement of delisting procedures.  The full text of the press release is furnished with this Report as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated July 23, 2019 announcing suspension of Trading and Commencement of NYSE Delisting Procedures.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 26, 2019

HALCÓN RESOURCES CORPORATION

	By:	/s/ David S. Elkouri
David S. Elkouri
Executive Vice President, Chief Legal Officer

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